                                            Confidential material omitted
                                            and filed separately with the
                                            Securities and Exchange Commission.
                                            Asterisks denote such omissions.




                                                                   EXHIBIT 10.13

OEM Master License Agreement Number:   0895-SPY-O-MLA-1

Date of Agreement: 8/10/95


                                 BSAFE/TIPEM

                         OEM MASTER LICENSE AGREEMENT



      THIS OEM MASTER LICENSE AGREEMENT ("Agreement") is entered into on the date set forth below between RSA Data Security, Inc., a Delaware corporation ("RSA"), having a principal mailing address at 100 Marine Parkway, Suite 500, Redwood City, California 94065, and the entity named below as "OEM" ("OEM"), having a principal address as set forth below.


OEM:

Spyglass, Inc., a Delaware corporation
- ----------------------------------------
(Name and jurisdiction of incorporation)


OEM Address:

1230 E. Diehl Road, Suite 304
- ----------------------------------------
Naperville, IL  60563
- ----------------------------------------

- ----------------------------------------

OEM Legal Contact:

Mike Bevilacqua- Hale and Dorr 617-526-6448
- -------------------------------------------
(name, telephone and title)


OEM Billing Contact:

Tom Lewicki, Controller 708-505-1010, ext. 501
- ----------------------------------------------
(name, telephone and title)


OEM Technical Contact:

Tim Krauskopf, V.P. Engineering 217-355-6000
- --------------------------------------------
ext. 227
- --------------------------------------------
(name, telephone and title)


OEM Commercial Contact:


- --------------------------------------------
(name, telephone and title)


OEM Initial P.O. Number:

- --------------------------------------------

Territory:

Worldwide; provided, however, that OEM shall not grant licenses for use of the Bundled Product in any foreign country where the terms of the license agreement would not provide the intellectual property protections intended to be provided by such license, or where there is a significant risk that the RSA Software or any part thereof would thereby fall into the public domain. Exhibit "D" hereto sets forth a list of countries where RSA agrees that OEM may in any event grant licenses for use of the Bundled Product. If OEM wishes to grant a license in a country not listed on Exhibit "D," RSA will consider in good faith any information provided by OEM to determine within thirty (30) calendar days whether RSA believes licenses granted in such country would meet the requirements set forth in this paragraph.




Exhibit "C" Special Terms and Conditions
Attached:
YES   [ X ]                NO   [   ]

RSA Data Security, Inc.
OEM Master License Agreement
Page 2



1.  DEFINITIONS

      The following terms when used in this Agreement shall have the following meanings:

      1.1 "Bundled Products" means one or more of the specific products described on a License/Product Schedule attached hereto and referencing this Agreement which has been or will be developed by OEM and which incorporates in the OEM Product in any manner any portion of the RSA Object Code. A Bundled Product must represent a significant functional and value enhancement to the Licensed Software such that the primary reason for an End User Customer to license such Bundled Product is other than the right to receive a license to the Licensed Software included in the Bundled Product.

      1.2 "Distributor" means a dealer or distributor in the business of reselling or sublicensing Bundled Products by virtue of authority of OEM. Bundled Products resold and sublicensed by a Distributor shall bear OEM's trademarks and service marks and shall not be privately labeled by such Distributor or other parties. A Distributor shall have no right to modify any part of the Licensed Software.

      1.3 "End User Customer" means a person or entity sublicensing RSA Object Code as part of a Bundled Product from OEM or a Distributor solely for personal or internal use and without right to sublicense, assign or otherwise transfer such Bundled Product to any other person or entity.

      1.4 "License/Product Schedule" shall mean a schedule substantially in the form of Exhibit "A" hereto completed and executed with respect to each Bundled Product specifying the Licensed Software and Licensed Functionality with respect to such Bundled Products. A License/Product Schedule can be amended pursuant to Section 9.5 to provide additional Licensed Software or Licensed Functionality with respect to a specified Bundled Product. Additional Bundled Products may be added to this License Agreement by executing an additional License/Product Schedule referencing this Agreement. All such License/Product Schedules are incorporated in this Agreement by this reference.

       1.5     "Interface Modifications" shall have the meaning set forth in
         Section 2.1.1.

       1.6     "Know-How" shall have the meaning set forth in Section 6.4.1.

       1.7     "License Fees" shall have the meaning set forth in Section 3.1.

       1.8 "Licensed Functionality" means with respect to the Licensed Software for a Bundled Product the functionality listed on the License/Product Schedule for such Bundled Product.

       1.9 "Licensed Software" means that portion of the RSA Software specified on a License/Product Schedule hereto as having been licensed by OEM and that produces the functionality specified in the associated User Manual section relating to the named Licensed Software. Only those portions of the RSA Software specified as having been licensed are included in the Licensed Software. Licensed Software shall include modifications and enhancements (including all New Releases and New Versions) to such software as provided by RSA to OEM under this Agreement. Licensed Software shall be specified by Bundled Product and OEM may elect as set forth on the License/Product Schedule to license different Licensed Software with respect to different Bundled Products.

       1.10 "New Release" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number only to the right of the decimal point (e.g., Version 2.2 to Version 2.3).

       1.11 "New Version" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number to the left of the decimal point (e.g., Version 2.3 to Version 3.0).

       1.12 "OEM Product" means any product developed by OEM which is to be bundled with the Licensed Software or into which the Licensed Software is to be incorporated to create a Bundled Product.

      1.13 "RSA Object Code" means the Licensed Software in machine-readable, compiled object code form.

      1.14 "RSA Software" means RSA proprietary software known as BSAFE and TIPEM as described in the User Manuals associated therewith. "RSA Software" shall also include all modifications and enhancements (including all New Releases and New Versions) to such programs as provided by RSA to OEM.

RSA Data Security, Inc.
OEM Master License Agreement
Page 3



      1.15 "RSA Source Code" means the mnemonic, high level statement versions of the RSA Software written in the source language used by programmers.

      1.16 "Territory" means those countries or portions of countries listed on page 1 hereof.

      1.17 "User Manual" means the most current version of the user manual customarily supplied by RSA to end users who license the RSA Object Code.


2.    GRANT OF LIMITED LICENSES

      2.1 RSA Source Code License. For OEM's convenience, RSA wishes to permit OEM to port the RSA Software to any environment OEM desires in accordance with the following license, if granted. If a source code license is specified in a License/Product Schedule, RSA hereby grants OEM a non-exclusive, non-transferable, non-assignable limited license in the Territory during the term specified in Section 8 to:

             2.1.1 Modify the RSA Source Code to create interfaces and other software necessary to permit the object code to the RSA Software to operate in accordance with the User Manual in any of OEM's proprietary products (all such modifications to the RSA Source Code referenced collectively as "Interface Modifications").

             2.1.2   Use the RSA Source Code to provide support of Bundled
               Products to End User Customers.

               2.1.3 Compile the RSA Source Code to create object code solely to permit creation of Interface Modifications and for the purposes set forth in Section 2.2 (with the limitations set forth in Section 2.3).

       2.2 Object Code License. RSA wishes to permit OEM to incorporate into Bundled Products only specified portions and functionality of the RSA Software; additional portions and functionality of the RSA Software can be added and additional Bundled Products can be added by executing an amendment to a License/Product Schedule or a new License/Product Schedule. RSA hereby grants OEM a non-exclusive, non-transferable, non-assignable limited license in the Territory during the term specified in Section 8 to:

               2.2.1 Incorporate the Licensed Functionality of the RSA Object Code into the OEM Product to create a Bundled Product.

               2.2.2 Reproduce, have reproduced, and sublicense the Licensed Functionality of the RSA Object Code and the User Manual incorporated in a Bundled Product.

       2.3     Limitations On Object Code License.  The licenses granted in
         Section 2.2 shall be limited as follows:

               2.3.1 Sublicenses of the RSA Object Code to Licensed Software shall be granted only to (i) Distributors and (ii) End User Customers.

               2.3.2 OEM may not in any way sell, rent, license, sublicense or otherwise distribute the RSA Software or any part thereof or the right to use the RSA Software or any part thereof as a stand-alone product to any person or entity.

               2.3.3 OEM may not incorporate into any Bundled Product any algorithm or other functionality included within the RSA Software which is not Licensed Software as set forth on the License/Product Schedule with respect to such Bundled Product.

             2.3.4 If Licensed Software with respect to a Bundled Product has a specified Licensed Functionality, it may be incorporated, reproduced, or sublicensed only with respect to such Licensed Functionality and no other functionality of such Licensed Software is permitted to be incorporated, reproduced, or sublicensed in such Bundled Product. If no Licensed Functionality restriction is specified for an item of Licensed Software with respect to a Bundled Product, then OEM shall have the rights set forth in
Section 2.2 with respect to all functionalities of such Licensed Software with respect to such Bundled Product.

      2.4    Title.

             2.4.1 Except for the limited licenses granted in Sections 2.1 and 2.2, RSA shall at all times retain full and exclusive right, title and ownership interest in and to the RSA Software and in any and all related patents, trademarks, copyrights or proprietary or trade secret rights.

             2.4.2   OEM shall at all times retain full and exclusive right,
               title and ownership





                                                                         39567.6

RSA Data Security, Inc.
OEM Master License Agreement
Page 4


interest in and to the Interface Modifications and in any and all related copyrights or proprietary or trade secret rights; provided, however, that OEM hereby agrees that it will not assert against RSA any of such copyrights or proprietary or trade secret rights with respect to any interfaces independently developed by RSA without reference to the source code to the Interface Modifications.

3.    LICENSE FEES

      3.1 License Fees. In consideration of RSA's grant to OEM of the limited license rights hereunder, OEM shall pay to RSA the amounts set forth below (the "License Fees"):

             3.1.1 Source Code License Fees. If RSA is granting to OEM RSA Source Code license rights as specified in a License/Product Schedule, OEM shall pay to RSA the license fee as specified on each such License/Product Schedule.

             3.1.2 Object Code License Fees. In consideration of RSA's grant to OEM of the RSA Object Code sublicense rights for each Bundled Product described in each License/Product Schedule, OEM shall pay to RSA the license fees set forth in each such License/Product Schedule, subject to the following:

                        3.1.2.1 Fixed Dollar Amount. If a fixed dollar fee is specified for each copy/unit of a Bundled Product licensed or otherwise distributed by OEM or a Distributor, the License Fee per copy/unit shall be in the amount specified in the License Product Schedule.

                        3.1.2.2 Percentage of Net Sales. If a License Fee based on Net Sales is specified in the License/Product Schedule, a License Fee shall be due for each copy/unit of a Bundled Product licensed or otherwise distributed by OEM or a Distributor, in the amount of the specified percentage of the Net Sales Price of the Bundled Product. The "Net Sales Price" shall be the gross amount of all cash, in-kind or other consideration receivable by OEM or such Distributor at any time in consideration of the licensing or other distribution of the Bundled Product, excluding any amounts received by OEM or such Distributor for sales and use taxes, shipping, insurance and duties, and reduced by all discounts, rebates, refunds or allowances granted in the ordinary course of business. For the purposes of determining Net Sales Price, the amount of in-kind or other non-cash consideration receivable by OEM shall be deemed to have a dollar value equal to the standard price (as listed in OEM's published price schedule on the date of the grant of the license or the sale in question) ("Standard Price") for such Bundled Product, less all cash paid. With respect to a Bundled Product which is licensed or otherwise distributed by OEM or a Distributor as part of a larger group of products or as an integral part of another product, a license fee shall be due as set forth above as though the Bundled Product had been licensed or distributed separately by OEM or such Distributor; provided, however, that if the amount invoiced for the Bundled Product when licensed or distributed in this manner is more than five percent (5%) below the Standard Price for the Bundled Product, then the Net Sale Price relating to such invoice shall be deemed to be no less than ninety-five percent (95%) of the Standard Price, notwithstanding the actual amount of the invoice.

             3.1.3 Prepayment of License Fees. OEM shall prepay license fees in the amount set forth in the License/Product Schedule upon execution of the License/Product Schedule. In no event shall such prepayment be refundable. If OEM has prepaid License Fees with respect to a Bundled Product, one-half (1/2) of the License Fees accrued may be offset against such prepaid License Fees. OEM shall show the application of prepaid fees in the licensing reports provided to RSA pursuant to Section 3.5.

      3.2 Taxes. All taxes, duties, fees and other governmental charges of any kind (including sales and use taxes, but excluding United States or California taxes based on the gross revenues or net income of RSA) which are imposed by or under the authority of any government or any political subdivision thereof on the License Fees or any aspect of this Agreement shall be borne by OEM and shall not be considered a part of, a deduction from or an offset against, the License Fees.

      3.3 Terms of Payment. License fees shall accrue with respect to Bundled Products licensed or otherwise distributed by OEM or Distributors upon the date of invoice of the Bundled Product to an End User Customer or Distributor. License fees due RSA hereunder shall be paid by OEM to the attention of the Software Licensing Department at RSA's address set forth above on or before the thirtieth (30th) day after the close of the calendar quarter during which the fees accrued. If OEM has prepaid License Fees with respect to a Bundled Product, one-half (1/2) of License Fees accrued with respect to that Bundled Product may

RSA Data Security, Inc.
OEM Master License Agreement
Page 5


be offset against such prepaid License Fees. A late payment penalty of one percent (1%) of any license fees not paid when due shall be assessed for each thirty (30) day period, or portion thereof, during which such payment is delayed, beginning on the thirty-first (31st) day after the last day of the calendar quarter to which the delayed payment relates.

      3.4 U.S. Currency. All payments hereunder shall be made in lawful United States currency. If OEM receives payment in foreign currencies, the amount of its license fees to RSA shall be calculated using the closing exchange rate published in The Wall Street Journal Western Edition on the last business day such journal is published in the calendar quarter immediately preceding the date of payment.

       3.5 Licensing Report. A report in reasonably detailed form setting forth the calculation of license fees due from OEM and signed by a responsible officer of OEM shall be delivered to RSA on or before the thirtieth (30th) day after the close of each calendar quarter during the term of this Agreement, regardless of whether royalty payments are required to be made pursuant to
Section 3.3. The report shall include, at a minimum, the following information (if applicable to OEM's designated method of calculating license fees) with respect to the relevant quarter: (i) the total number of copies/units of Bundled Products licensed or otherwise distributed (indicating the names and versions thereof); (ii) if applicable, the total Net Sales Price invoiced to Distributors and End User Customers; and (iii) total license fees accrued.

       3.6 Audit Rights. RSA shall have the right, at its sole cost and expense, to conduct during normal business hours and not more frequently than annually, an audit of the appropriate records of OEM to verify the number of copies/units of Bundled Products licensed or otherwise distributed by OEM and Distributors and, if relevant to OEM's designated method of calculating license fees, the Net Sales Price therefor. If such amounts are found to be different than those reported, or the license fees accrued are different than those reported, OEM will be invoiced or credited for the difference, as applicable. Any additional license fees, along with the late payment penalty assessed in accordance with Section 3.3, shall be payable within thirty (30) days of such invoice. If OEM has prepaid License Fees with respect to a Bundled Product, one-half (1/2) of License Fees accrued with respect to that Bundled Product may be offset against such prepaid License Fees. If the deficiency in license fees paid by OEM is greater than five percent (5%) of the license fees reported by OEM for any quarter, OEM will pay the reasonable expenses associated with such audit, in addition to the deficiency.


4.     WARRANTY AND MAINTENANCE

      4.1 Limited Warranty. During the initial ninety (90)-day term of each License/Product Schedule RSA warrants that the Licensed Functionality of the Licensed Software specified in each License/Product Schedule will operate in material conformance to RSA's published specifications for such Licensed Functionality of the Licensed Software. RSA does not warrant that the RSA Software or any portion thereof is error-free. OEM's exclusive remedy, and RSA's entire liability in tort, contract or otherwise, shall be correction of any warranted nonconformity as provided in Section 4.4. This limited warranty and any obligations of RSA under Section 4.2 shall not apply to any Interface Modifications or any nonconformities caused thereby and shall terminate immediately if OEM makes any modification to the RSA Software other than Interface Modifications.

      4.2 Optional Maintenance. For the year commencing upon the expiration of the first ninety (90) days of each License/Product Schedule and for each year thereafter commencing on the anniversary of such expiration, OEM may elect to purchase annual maintenance, as defined in Section 4.4, by paying the then-current annual maintenance fee. Such amount shall be payable for the first year upon the execution of each License/Product Schedule and for each subsequent year in advance of the commencement of such year. RSA may cease to offer maintenance by notice delivered to OEM ninety (90) days or more before the end of the then-current maintenance term.

      4.3 Additional Charges. In the event RSA is required to take actions to correct a difficulty or defect which is traced to OEM errors, modifications, enhancements, software or hardware, then OEM shall pay to RSA its time and materials charges at RSA's rates then in effect. In the event RSA's personnel must travel to perform maintenance or on-site support, OEM shall reimburse RSA for any reasonable out-of-pocket expenses incurred, including travel to and from OEM's sites, lodging, meals and shipping, as may

RSA Data Security, Inc.
OEM Master License Agreement
Page 6


be necessary in connection with duties performed under this Section 4 by RSA.

      4.4 Maintenance Provided by RSA. During the ninety (90) days following commencement of a License/Product Schedule and for periods for which OEM has paid an annual maintenance fee, RSA will provide OEM with the following services:

               4.4.1 RSA will provide telephone support to OEM during RSA's normal business hours. RSA may provide on-site support reasonably determined to be necessary by RSA at OEM's location specified on page 1 hereof. RSA shall provide the support specified in this Section 4.4.1 to OEM's employees responsible for developing Bundled Products, maintaining Bundled Products, and providing support to End User Customers. No more than two (2) OEM employees may obtain such support from RSA at any one time. On RSA's request, OEM will provide a list with the names of the employees designated to receive support from RSA. OEM may change the names on the list at any time by providing written notice to RSA.

               4.4.2 In the event OEM discovers an error in the Licensed Functionality of the Licensed Software which causes the Licensed Functionality of the Licensed Software not to operate in material conformance to RSA's published specifications therefor, OEM shall submit to RSA a written report describing such error in sufficient detail to permit RSA to reproduce such error. Upon receipt of any such written report, RSA will use its reasonable business judgment to classify a reported error as either: (i) a "Level 1 Severity" error, meaning an error that causes the Licensed Functionality of the Licensed Software to fail to operate in a material manner or to produce materially incorrect results and for which there is no workaround or only a difficult workaround; or (ii) a "Level 2 Severity" error, meaning an error that produces a situation in which the Licensed Functionality of the Licensed Software is usable but does not function in the most convenient or expeditious manner, and the use or value of the Licensed Functionality of the Licensed Software suffers no material impact. RSA will acknowledge receipt of a conforming error report within two (2) business days and (A) will use its continuing best efforts to provide a correction for any Level 1 Severity error to OEM as early as practicable; and (B) will use its reasonable efforts to include a correction for any Level 2 Severity error in the next release of the RSA Software.

             4.4.3 RSA will provide OEM information relating to New Releases and New Versions of the RSA Software during the term of this Agreement. New Releases will be provided at no additional charge. New Versions will be provided at RSA's standard upgrade charges in effect at the time. Any New Releases or New Versions acquired by OEM shall be governed by all of the terms and provisions of this Agreement.

      4.5 License of New Releases. In the event OEM has not purchased optional maintenance with respect to any Licensed Software, OEM may obtain a license of a New Release of such Licensed Software or any service which is provided as a part of maintenance by paying the maintenance fees which would otherwise have been due from the expiration of maintenance provided pursuant to
Section 4.1 to the date of license of such New Release.

5.    MASTER COPY

      As soon as practicable but not later than five (5) business days after the date of execution of a License/Product Schedule RSA shall deliver to OEM one (1) copy of each of the RSA Object Code, the RSA Source Code and the User Manual licensed hereunder and such other information, documentation and instructions reasonably deemed necessary by RSA to enable OEM to perform its obligations under this Agreement.


6.    ADDITIONAL OBLIGATIONS OF OEM

      6.1 Bundled Product Marketing. OEM is authorized to represent to Distributors and End User Customers only such facts about the RSA Software as RSA states in its published product descriptions, advertising and promotional materials or as may be stated in other non-confidential written material furnished by RSA.

      6.2 Customer Support. OEM shall, at its expense, provide all support for the Bundled Products to Distributors and End User Customers.

       6.3 License Agreements. OEM shall cause to be delivered to each Distributor and End User Customer a license agreement which shall contain, at a minimum, substantially all of the limitations of rights and the protections for RSA which are contained in Sections 2.3, 6.4.2, 6.6, 7.1, 7.2, 9.8 and 9.9 of this Agreement and shall

RSA Data Security, Inc.
OEM Master License Agreement
Page 7


prohibit Distributors and End User Customers pursuant to written agreements from modifying, reverse engineering, decompiling or disassembling the RSA Object Code or any part thereof. OEM shall use its reasonable best efforts to ensure that all Distributors and End User Customers abide by the terms of such agreements.

       6.4     Confidentiality.

               6.4.1 OEM acknowledges that in RSA's performance of its duties hereunder RSA will communicate to OEM (or its designees) certain confidential and proprietary information concerning the RSA Software, and know-how, technology, techniques or marketing plans related thereto (collectively, the "Know-How") all of which are confidential and proprietary to, and trade secrets of, RSA. OEM agrees to hold all the RSA Software and Know-How within its own organization and shall not, without specific written consent of RSA or as expressly authorized herein, utilize in any manner, publish, communicate or disclose any part of the RSA Software or Know-How to third parties. This Section 6.4.1 shall impose no obligation on OEM with respect to any Know-How which: (i) at the time of disclosure in writing is not marked or stamped with a legend identifying it as "Company Private," "Proprietary," "Confidential" or a similar legend, or, within thirty (30) days after oral disclosure, is not so identified in writing; (ii) is in the public domain at the time disclosed by RSA; (iii) enters the public domain after disclosure other than by breach of OEM's obligations hereunder or by breach of another party's confidentiality obligations; or (iv) is shown by documentary
evidence to have been known by OEM prior to its receipt from RSA.   OEM will
take such steps as are consistent with OEM's protection of its own confidential and proprietary information (but will in no event exercise less than reasonable care) to ensure that the provisions of this Section 6.4.1 are not violated by OEM's End User Customers, Distributors, employees, agents or any other person.

             6.4.2 OEM agrees not to remove or destroy any proprietary, trademark or copyright markings or confidentiality legends placed upon or contained within the RSA Source Code, RSA Object Code, User Manuals or any related materials or documentation. OEM further agrees to insert and maintain:
(i) within every Bundled Product and any related materials or documentation a copyright notice in the name of OEM; and (ii) within the splash screens, user documentation, printed product collateral, product packaging and advertisements for the Bundled Product, the appropriate RSA "Licensee Seal" from the form attached as Exhibit "B" to this Agreement and a statement that the Bundled Product contains the RSA Software. OEM shall not take any action which might adversely affect the validity of RSA's proprietary, trademark or copyright markings or ownership by RSA thereof, and shall cease to use the markings, or any similar markings, in any manner on the expiration or other termination of the license rights granted pursuant to Section 2.

             6.4.3 OEM acknowledges the extreme importance of the confidentiality and trade secret status of the RSA Source Code and OEM agrees, in addition to complying with the requirements of Sections 6.4.1 and 6.4.2 as they relate to the RSA Source Code, to: (i) inform any employee that is granted access to all or any portion of the RSA Source Code of the importance of preserving the confidentiality and trade secret status of the RSA Source Code; and (ii) maintain a controlled, secure environment for the storage and use of the RSA Source Code.

             6.4.4 The placement of a copyright notice on any of the RSA Software shall not constitute publication or otherwise impair the confidential or trade secret nature of the RSA Software.

             6.4.5   OEM acknowledges that the restrictions contained in this
Section 6.4 are reasonable and necessary to protect RSA's legitimate interests and that any violation of these restrictions will cause irreparable damage to RSA within a short period of time and OEM agrees that RSA will be entitled to injunctive relief against each violation. OEM further agrees that all confidentiality commitments hereunder shall survive the expiration or termination for any reason of this Agreement or the license rights granted pursuant to Section 2.

       6.5 Federal Government Sublicense. Any sublicense of a Bundled Product acquired from OEM or any Distributor under a United States government contract shall be subject to restrictions as set forth in subparagraph
(c)(1)(ii) of Defense Federal Acquisition Regulations Supplement (DFARs)
Section 252.227-7013 for Department of Defense contracts and as set forth in Federal Acquisition Regulations (FARs) Section 52.227-19 for civilian agency contracts or any successor regulations. OEM agrees that any such sublicense shall set forth all of such restrictions and the tape or diskette label for the Bundled Product and any documentation delivered with

RSA Data Security, Inc.
OEM Master License Agreement
Page 8


the Bundled Product shall contain a restricted rights legend conforming to the requirements of the current, applicable DFARs or FARs.

       6.6 Notices. OEM shall immediately advise RSA of any legal notices served on OEM which might affect RSA, the RSA Software or any Bundled Products.

       6.7 INDEMNITY. OEM EXPRESSLY INDEMNIFIES AND HOLDS HARMLESS RSA, ITS SUBSIDIARIES, AGENTS AND AFFILIATES FROM: (i) ANY AND ALL LIABILITY OF ANY KIND OR NATURE WHATSOEVER TO OEM'S END USER CUSTOMERS, DISTRIBUTORS AND THIRD PARTIES WHICH MAY ARISE FROM ACTS OF OEM OR FROM THE LICENSE OF BUNDLED PRODUCTS BY OEM OR ANY DOCUMENTATION, SERVICES OR ANY OTHER ITEM FURNISHED BY OEM TO ITS END USER CUSTOMERS OR DISTRIBUTORS; AND (ii) ANY LIABILITY ARISING IN CONNECTION WITH AN UNAUTHORIZED REPRESENTATION OR ANY MISREPRESENTATION OF FACT MADE BY OEM OR ITS AGENTS, EMPLOYEES OR DISTRIBUTORS TO ANY PARTY WITH RESPECT TO THE RSA SOFTWARE OR ANY BUNDLED PRODUCTS.

7. DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY; INTELLECTUAL PROPERTY INDEMNITIES

      7.1    DISCLAIMER.  EXCEPT FOR THE EXPRESS LIMITED WARRANTY PROVIDED IN
SECTION 4.1, THE RSA SOFTWARE IS PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. RSA DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. RSA DISCLAIMS ANY WARRANTY OR REPRESENTATION TO ANY PERSON OTHER THAN OEM WITH RESPECT TO THE RSA SOFTWARE. OEM SHALL NOT, AND SHALL TAKE ALL MEASURES NECESSARY TO INSURE THAT ITS AGENTS AND EMPLOYEES DO NOT, MAKE OR PASS THROUGH ANY SUCH WARRANTY ON BEHALF OF RSA TO ANY DISTRIBUTOR, END USER CUSTOMER OR OTHER THIRD PARTY.

      7.2 LIMITATION OF LIABILITY. IN NO EVENT WILL RSA BE LIABLE TO OEM (OR TO ANY PERSON CLAIMING RIGHTS DERIVED FROM OEM) FOR INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOST PROFITS, BUSINESS INTERRUPTION OR LOSS OF BUSINESS INFORMATION, EVEN IF RSA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. UNDER NO CIRCUMSTANCES SHALL RSA'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE TOTAL AMOUNT PAID BY OEM TO RSA HEREUNDER, REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE.

      7.3    Proprietary Rights Infringement by RSA.

             7.3.1 Subject to the limitations set forth below, RSA, at its own expense, shall: (i) defend, or at its option settle, any claim, suit or proceeding against OEM on the basis of infringement of any United States patent, copyright or trade secret in the field of cryptography by the unmodified Licensed Software as delivered by RSA (excluding the Interface Modifications) or any claim that RSA has no right to license the Licensed Software hereunder; and (ii) pay any final judgment entered or settlement against OEM on such issue in any such suit or proceeding defended by RSA. RSA shall have no obligation to OEM pursuant to this Section 7.3.1 unless: (A) OEM gives RSA prompt written notice of the claim; (B) RSA is given the right to control and direct the investigation, preparation, defense and settlement of the claim; and (C) the claim is based on OEM's use of the unmodified Licensed Software in accordance with this Agreement.

               7.3.2 If RSA receives notice of an alleged infringement, RSA shall have the right, at its sole option, to obtain the right to continue use of the Licensed Software or to replace or modify the Licensed Software so that it is no longer infringing. If neither of the foregoing options is reasonably available to RSA, then the license rights granted pursuant to Section 2 may be terminated at the option of either party hereto without further obligation or liability except as provided in Sections 7.3.1 and 8.3 and in the event of such termination, RSA shall refund the License Fees paid by OEM hereunder less depreciation for use assuming straight line depreciation over a five (5)-year useful life.

RSA Data Security, Inc.
OEM Master License Agreement
Page 9



               7.3.3    THE RIGHTS AND REMEDIES SET FORTH IN SECTIONS 7.3.1 AND
7.3.2 CONSTITUTE THE ENTIRE OBLIGATION OF RSA AND THE EXCLUSIVE REMEDIES OF OEM CONCERNING RSA'S PROPRIETARY RIGHTS INFRINGEMENT.

       7.4     Proprietary Rights Infringement by OEM.

               7.4.1 Subject to the limitations set forth below, OEM, at its own expense, shall: (i) defend, or at its option settle, any claim, suit or proceeding against RSA on the basis of infringement of any United States patent, copyright or trade secret by any Bundled Product (excluding the unmodified RSA Software) or the Interface Modifications; and (ii) pay any final judgment entered or settlement against RSA on such issue in any such suit or proceeding defended by OEM. OEM shall have no obligation to RSA pursuant to this Section 7.4.1 unless: (A) RSA gives OEM prompt written notice of the claim; and (B) OEM is given the right to control and direct the investigation, preparation, defense and settlement of the claim.

             7.4.2 If OEM receives notice of an alleged infringement, OEM shall have the right, at its sole option, to obtain the right to continued use of the Interface Modifications or the Bundled Product or to replace or modify the Interface Modifications or Bundled Product so that they are no longer infringing. If neither of the foregoing options is reasonably available to OEM, then the license rights granted pursuant to Section 2 of this Agreement may be terminated at the option of either party hereto without further obligation or liability except as provided in Sections 7.4.1 and 8.3, and in the event of such termination, RSA shall retain all License Fees paid by OEM hereunder.

             7.4.3   THE RIGHTS AND REMEDIES SET FORTH IN SECTIONS 7.4.1 AND
7.4.2 CONSTITUTE THE ENTIRE OBLIGATION OF OEM AND THE EXCLUSIVE REMEDIES OF RSA CONCERNING OEM'S PROPRIETARY RIGHTS INFRINGEMENT.


8.    TERM AND TERMINATION

      8.1 Term. The license rights granted pursuant to Section 2 shall be effective with respect to each License/Product Schedule as of the date thereof and shall continue in full force and effect for each item of Licensed Software for an initial period as set forth on each License/Product Schedule unless sooner terminated pursuant to the terms of this Agreement. Such license rights shall be automatically renewed for successive one (1)-year terms unless either party notifies the other party in writing of its intention not to renew at least sixty (60) days prior to the expiration of the then-current term. Such non-renewal option may be exercised by either party with or without cause. Notwithstanding the foregoing, either party shall be entitled to terminate all the license rights granted pursuant to this Agreement at any time on written notice to the other in the event of a default by the other party and a failure to cure such default within a period of thirty (30) days (five (5) days if the default involves the payment of money) following receipt of written notice specifying that a default has occurred.

       8.2 Insolvency. In the event that either party is adjudged insolvent or bankrupt, or upon the institution of any proceedings by or against either party seeking relief, reorganization or arrangement under any laws relating to insolvency, or upon any assignment for the benefit of creditors, or upon the appointment of a receiver, liquidator or trustee of any of either party's property or assets, or upon the liquidation, dissolution or winding up of either party's business, then and in any such events all the license rights granted pursuant to this Agreement may immediately be terminated by the other party upon giving written notice.

       8.3 Disposition of RSA Software and User Manuals on Termination. Upon the expiration or termination pursuant to this Section 8 of the license rights granted pursuant to Section 2, the remaining provisions of this Agreement (including without limitation the confidentiality provisions of Section 6.4) shall remain in full force and effect, and OEM shall cease making copies of, using or licensing the RSA Software and Bundled Products excepting only such copies of Bundled Products necessary to fill orders placed with OEM prior to such expiration or termination. OEM shall destroy all copies of the RSA Software and Bundled Products not subject to any then-effective license agreement with an End User Customer and all information and documentation provided by RSA to OEM (including all Know-How), other than such copies of the RSA Object Code, the User Manual and the Bundled Products as are necessary to enable OEM to perform its continuing support obligations in accordance with
Section 6.2, if any, and except as provided in the next following sentence. If OEM has licensed

RSA Data Security, Inc.
OEM Master License Agreement
Page 10


Source Code hereunder, for a period of one (1) year after the date of expiration or termination of the license rights granted under this Agreement, OEM may retain one (1) copy of the RSA Source Code and is hereby licensed for such term to use such RSA Source Code solely for the purpose of supporting End User Customers of Bundled Products. Upon the expiration of such one (1)-year period, OEM shall destroy or return to RSA such single copy of the RSA Source Code.


9.     MISCELLANEOUS PROVISIONS

      9.1 Governing Laws. IT IS THE INTENTION OF THE PARTIES HERETO THAT THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, U.S.A. (IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO. THE PARTIES AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AGREEMENT. THE PARTIES HEREBY AGREE THAT ANY SUIT TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE BUSINESS RELATIONSHIP BETWEEN THE PARTIES HERETO SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE SUPERIOR OR MUNICIPAL COURT IN AND FOR THE COUNTY OF SAN MATEO, CALIFORNIA, U.S.A. Each party hereby agrees that such courts shall have exclusive in personam jurisdiction and venue with respect to such party, and each party hereby submits to the exclusive in personam jurisdiction and venue of such courts.

      9.2 Binding upon Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto; provided, however, that this Agreement shall not be assignable by OEM, by operation of law or otherwise, without the prior written consent of RSA, which shall not be unreasonably withheld. Any such purported assignment or delegation without RSA's written consent shall be void and of no effect.

      9.3 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

      9.4 Entire Agreement. This Agreement and the exhibits and schedules hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings between the parties.

       9.5 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the party to be bound thereby.

       9.6 Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal).

       9.7 Notices. Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, United States certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

RSA:    To the address set forth on page 1

If to RSA, with a copy to:

Timothy Tomlinson, Esq.
Tomlinson Zisko Morosoli & Maser
200 Page Mill Road, Second Floor
Palo Alto, California  94306

OEM:   To the address set forth on page 1

RSA Data Security, Inc.
OEM Master License Agreement
Page 11



       Such communications shall be effective when they are received by the addressee thereof; but if sent by certified or registered mail in the manner set forth above, they shall be effective five (5) days after being deposited in the United States mail in the contiguous 48 states or ten (10) days after being deposited in the United States mail in any other location. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

      9.8 Foreign Reshipment Liability. THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF THE RSA SOFTWARE OR BUNDLED PRODUCTS OR OF INFORMATION ABOUT SUCH RSA SOFTWARE OR BUNDLED PRODUCTS WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, OEM SHALL NOT EXPORT OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY RSA SOFTWARE OR BUNDLED PRODUCTS OR INFORMATION PERTAINING THERETO TO ANY COUNTRY FOR WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT OR REEXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

      9.9 Trade Names, Logos; Publicity. By reason of this Agreement or the performance hereof, OEM shall acquire no rights of any kind in any RSA trademark, trade name, logo or product designation under which the RSA Software was or is marketed and OEM shall not make any use of the same for any reason except as expressly authorized by this Agreement or otherwise authorized in writing by RSA. RSA shall have the right during the term of the license rights granted hereunder to disclose to third parties that OEM is an OEM of the RSA Software and that any publicly-announced Bundled Product incorporates the RSA Software. OEM shall provide to RSA, solely for RSA's display purposes, one (1) working copy of each Bundled Product which consists solely of computer software and one (1) working or non-working unit of any hardware product in which is incorporated a Bundled Product which consists of an integrated circuit or other hardware.

      9.10 Remedies Non-Exclusive. Any remedy provided for in this Agreement is deemed cumulative with, and not exclusive of, any other remedy provided for in this Agreement or otherwise available at law or in equity. The exercise by a party of any remedy shall not preclude the exercise by such party of any other remedy.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

OEM:

SPYGLASS, INC.


By:    /s/ Douglas P. Colbeth
       -------------------------------------------------

Printed Name:  Douglas P. Colbeth
               -----------------------------------------

Title:   President and CEO
         -----------------------------------------------


RSA DATA SECURITY, INC.


By:  /s/ D. James Bidzos
     ---------------------------------------------------

Printed Name: D. James Bidzos
              ------------------------------------------

Title:  President
        ------------------------------------------------



License/Product Schedule Number:
                                 ---------------------------------


Date of this License/Product Schedule:
                                       ---------------------------


                                  EXHIBIT "A"

                            LICENSE/PRODUCT SCHEDULE




OEM:
Spyglass, Inc.
- --------------------------------------------------------


OEM Master License Agreement Number:

- --------------------------------------------------------

                                                                           SOURCE CODE LICENSE
                                                                           -------------------
Date of OEM Master License Agreement:
                                                                           BSAFE
- --------------------------------------------------------
                                                                           YES  [ ]       NO  [X]

This License/Product Schedule Amends                                       TIPEM
Schedules Dated:
N/A                                                                        YES  [ ]       NO  [X]
- ----------------------------------------------------------


Term of Agreement for this Bundled Product:
Perpetual
- --------------------------------------------------------


Bundled Product:
OEM-enhanced Mosaic Web browser clients and OEM Web
- ---------------------------------------------------
browser servers and any other Spyglass
- --------------------------------------------------------
Web products.
- --------------------------------------------------------


RSA Software:
BSAFE, TIPEM
- --------------------------------------------------------



RSA Software  Distribution Method:
            Tangible Media   or
- ------------
    X       Electronic Transmission
- ------------


OBJECT CODE LICENSES

LICENSED SOFTWARE AND FUNCTIONALITY FOR THIS BUNDLED PRODUCT:


                                          RIGHT TO INCLUDE     LICENSED SOFTWARE                 DESCRIBE
                                               OBJECT            FUNCTIONALITY                   LICENSED
                                          CODE FOR BUNDLED        RESTRICTION                 FUNCTIONALITY
                                               PRODUCT
 BSAFE                                      YES       NO         YES         NO

   RSA Public Key Cryptosystem              [X]       [ ]        [X]         [ ]                   */
                                                                                                   -

   Diffie-Hellman Key                       [X]       [ ]        [X]         [ ]                   */
      Negotiation

   Data Encryption Standard (DES)           [X]       [ ]        [X]         [ ]                   */
                                                                                                   -

   Extended Data Encryption                 [X]       [ ]        [X]         [ ]                   */
      Standard (DESX)

   RC2 Variable-Key Size                    [X]       [ ]        [X]         [ ]                   */
      Symmetric Block Cipher

   RC4 Variable-Key Size                    [X]       [ ]        [X]         [ ]                   */
      Symmetric Stream Cipher

   MD Hashing Algorithm                     [X]       [ ]        [X]         [ ]                   */
                                                                                                   -
   MD2 Hashing Algorithm                    [X]       [ ]        [X]         [ ]                   */
                                                                                                   -
   MD5 Hashing Algorithm                    [X ]      [ ]        [X]         [ ]                   */
                                                                                                   -



 TIPEM (all set forth below)                [X]       [ ]        [X]         [ ]                   */
                                                                                                   -
   RSA Public Key Cryptosystem

   Data Encryption Standard (DES)

   RC2 Variable Key Size
      Symmetric Block Cipher

   MD2 Hashing Algorithm

   MD5 Hashing Algorithm



*/ Restricted to use solely for any set of security services that provides privacy and authentication for hypertext transfer protocol (HTTP), whether by implementing currently-existing protocols (i.e., secure hypertext transfer protocol (S-HTTP) and/or secure socket layer (SSL)-implemented HTTP) or by implementing successor protocols that provide the same security services as currently-existing protocols and for security services for FTP and NEWS. Specifically excluded from the grant of rights hereunder is any security service provided to any type of electronic mail application.

                                       Confidential material omitted and
                                       filed separately with the Securities
                                       and Exchange Commission. Asterisks
                                       denote such omissions.


LICENSE AND MAINTENANCE FEES
- ----------------------------

Object Code License Fees:
- -------------------------
Percentage (%) of Net Sales: *********

Prepayment of License Fees:
- ---------------------------
**********


Rights to Sublicense:
- ---------------------

        Notwithstanding any provisions of Section 2 to the contrary, RSA further hereby grants to OEM a non-exclusive, non-transferable, non-assignable (except as permitted in Section 9.2) license in the Territory to SPYGLASS, INC. sublicense its rights granted in Section 2.2, as limited by Section 2.3, of the Agreement with respect to the RSA Object Code as part of the Bundled Product
By: /s/ Douglas P. Colbeth to OEM's licensees ("OEM Sublicensees") with respect to (a) such OEM Sublicensees'own products incorporating Printed Name:
Douglas P. Colbeth substantially all of the functionality of the Bundled Product with substantial functional or value Title: President and CEO enhancement added thereto, and (b) such OEM Sublicensees' own privately-labelled products consisting of the Bundled Product with no modifications AGREED AND ACCEPTED: other than minor packaging changes (collectively, "Sublicensee Products"), subject to all of the RSA DATA SECURITY, INC. following conditions: (i) on or before the thirtieth (30th) day after the end of each calendar quarter, OEM will provide RSA with a list of all OEM Sublicensees, By: /s/ D. James Bidzos Second Tier Sublicensees and Third Tier Sublicensees (as hereinafter defined) licensed during each such Printed
Name: D. James Bidzos quarter, specifying for each OEM Sublicensee, Second Tier Sublicensee and Third Tier Sublicensee the Title: President Sublicensee Products; (ii) all such sublicenses will be granted in a signed writing which confers no greater rights and is no less protective of RSA and the RSA Software than the Agreement, and RSA shall be an express third party beneficiary of such sublicense agreements; (iii) OEM shall use its commercially reasonable efforts to enforce the provisions of such sublicenses as they relate to RSA and the RSA Software; (iv) the RSA security facilities provided by the Bundled Product shall only be accessible within the Sublicensee Products; (v) the OEM Sublicensees to whom such rights are sublicensed shall have the right, in turn, to sublicense the rights sublicensed to them by OEM to their licensees ("Second Tier Sublicensees"), and the Second Tier Sublicensees shall have the right, in turn, to sublicense the rights sublicensed to them by OEM Sublicensees to their licensees ("Third Tier Sublicensees"), in each case subject to all of the conditions in this paragraph, but Third Tier Sublicensees shall have no further right to sublicense such rights (provided, that nothing in this clause (v) shall prevent any OEM Sublicensee, Second Tier Sublicensee or Third Tier Sublicensee from distributing Sublicensee Products through one or more Distributors); and (vi) OEM shall report to RSA in its reports delivered pursuant to Section 3.5 of the Agreement the number of copies of Sublicensee Products which are distributed by all OEM Sublicensees, Second Tier Sublicensees and Third Tier Sublicensees and OEM's Net Sales Price with respect thereto, and shall pay RSA License Fees pursuant to Section 3.3 of the Agreement based on such Net Sales Price and/or number of copies distributed, as applicable. Any rights of any OEM Sublicensee sublicensed by OEM shall survive any termination of the Agreement, so long as the applicable OEM Sublicensee is not in breach of its sublicense agreement, provided, however, that after any such termination, all obligations of OEM Sublicensees under their sublicense agreements shall be owed directly to RSA rather than to OEM and provided, further, that RSA shall not assume any obligations of OEM under such sublicense agreements.

Present Annual Maintenance Fee for this
- ---------------------------------------
License/Product Schedule:
- -------------------------
********



SPECIAL TERMS AND CONDITIONS
- ----------------------------

The Agreement is amended as set forth below with respect to the Bundled Products covered by this License/Product Schedule:

RSA Licensee Seals. Notwithstanding the provisions to Section 6.4.2 of the Agreement and phrase (ii) of the paragraph above entitled "Rights to Sublicense," OEM shall have the right to waive, on a temporary basis, the requirement that any OEM Sublicensee include the appropriate RSA Licensee Seal on its product packaging, but only if and to the extent that such OEM Sublicensee has in its inventory existing packaging that does not contain the RSA Licensee Seal. Nevertheless, such OEM Sublicensee shall be required to include the RSA Licensee Seal in its next printing of its product packaging.

THE PROVISIONS OF THIS LICENSE/PRODUCT SCHEDULE ARE PROVIDED AS A BASIS
OF DISCUSSION BETWEEN OEM AND RSA AND WILL BECOME BINDING UPON THE PARTIES
ONLY IF THEY HAVE EXECUTED A BSAFE/TIPEM OEM MASTER LICENSE AGREEMENT AND HAVE INDICATED THEIR ACCEPTANCE OF THE TERMS CONTAINED IN THIS LICENSE/PRODUCT SCHEDULE BY THEIR SIGNATURES BELOW ON OR BEFORE AUGUST 8, 1995.



OEM:

SPYGLASS, INC.


By:  /s/ Douglas P. Colbeth
    ------------------------------------------
Printed Name:  Douglas P. Colbeth
               -------------------------------
Title:  President and CEO
        --------------------------------------

AGREED AND ACCEDPTED:

RSA DATA SECURITY, INC.

BY:  /S/ D. James Bidzos
    ------------------------------------------
Printed Name:  D. James Bidzos
               -------------------------------
Title:  President
        --------------------------------------

Example of reporting requirements for paragraph (I) under section "Rights to Sublicense":

OEM=Spyglass
Company A = OEM customer of Spyglass                                 (OEM Sublicense)
Company B = OEM customer of Company A                       (Second Tier Sublicensee)
Company C = OEM customer of Company B                        (Third Tier Sublicensee)

Company A sublicenses Product X which includes the Spyglass "Bundled Product".
Company B sublicenses Product Y which includes Product X.
Company C sublicenses Product Z which includes Product Z.


In the above situation, the names (i.e. Company A, Company B and Company C) must be reported to RSA.

                                  EXHIBIT "B"

                     LICENSEE SEALS, LOGOS, AND TRADEMARKS


RSA encourages its licensees to use RSA seals, logos and trademarks on licensee product data sheets, packaging and advertising...but it is important to use them properly.

When using RSA trademarks in ads, product packaging, documentation or collateral materials, be sure to use the correct trademark designator: (R) fpr registered trademarks, and (TM) for claimed or pending trademarks. RSA trademarks and their correct designators are depicted below. To ensure proper usage, please allow RSA Marketing to review any material using or mentioning RSA trademarks prior to general release - we promise to give you a quick turnaround!

Using these licensee seals (and the nearly identical seals that identify other RSA algorithm implementations like RC2 and RC4) does not require written permission; in fact, we encourage you to use them on your product packaging and collateral!

(Chart showing six RSA seals)

However, please obtain written permission before using these corporate logos.

(Four RSA logos)

             RSA Digital Signature(TM), RSA Digital Envelope(TM)
       RC2(TM) Symmetric Block Cipher, RC4(TM) Symmetric Stream Cipher
                             BSAFE(TM), TIPEM(TM)
              Certificate Issuing System(TM), Co-Issuer Tool(TM)
                         MailSafe(TM), RSA Secure(TM)
                          RSA Sign(R), RSA Check(R)
                Because some things are better left unread.(R)
                  The keys to privacy and authenticaion.(R)
                       RSA Public Key Cryptosystem(TM)
                      MD(TM), MD2(TM), MS4(TM), MD5(TM)

                                  EXHIBIT "C"

                          SPECIAL TERMS AND CONDITIONS




OEM:     Spyglass, Inc.
         ----------------------------------------------------------------------------------------------------------------


Master License Agreement Number:  0895-SPY-O-MLA-1
                                  ---------------------------------------------------------------------------------------


Master License Agreement Date:  8/10/95
                                -----------------------------------------------------------------------------------------


Exhibit "C" Date:  8/10/95
                   ------------------------------------------------------------------------------------------------------


         THE OEM MASTER LICENSE AGREEMENT between RSA Data Security, Inc. and the OEM set forth above dated as of the date set forth above ("Agreement") is amended as set forth below.
                       ---------

         1.        Definitions. Capitalized terms used and not otherwise defined in this Exhibit "C" shall have the
                   -----------
meanings designated for such terms in the Agreement.

         2.        Amendments to Agreement.  The following provisions of the Agreement, referenced by the applicable
                   -----------------------
Section numbers in the Agreement, are hereby amended as follows:

                  2.1      Section 1.2.  Section 1.2 is amended by adding the following language at the end of the first
                           -----------
sentence: "...or another Distributor."

                  2.2      Section 1.8.  Section 1.8 is amended by adding the words "provided by such Licensed Software
                           -----------
which is..." after the word "functionality."

                  2.3      Section 1.12.  Section 1.12 is amended by deleting the words "which is to be bundled with the
                           ------------
Licensed Software or..."

                  2.4      Section 2.2.  Section 2.2 is amended by adding the words "...(except as permitted in Section
                           -----------
9.2)..." after the word "non-assignable" in the second sentence.

                  2.5      Section 2.2.2.  Section 2.2.2 is replaced in its entirety with the following:
                           -------------

                           2.2.2  Reproduce, have reproduced, sublicense and otherwise distribute the
                   RSA Object Code implementing the License Functionality and the User Manual incorporated in a Bundled Product.

                  2.6      Section 2.3.3.  Section 2.3.3 is amended by replacing the words "included within" with the
                           -------------
words "derived from."

                  2.7      Section 2.3.4.  Section 2.3.4 is amended by replacing the word "of" in the sixth line with
                           -------------
the words "derived from."

                  2.8      Section 2.3.5.  A new Section 2.3.5 is added, as follows:
                           -------------

                           2.3.5  Nothing in Section 2.3 shall be construed to limit OEM's right to obtain from other vendors or independently develop technology, whether or not similar to the RSA Software; provided, however, that OEM shall not take any action which would infringe the patent, copyright, trade


Exhibit "C"
Page 2



                   secret or other intellectual property rights of RSA or violate any other provisions of this Agreement.

                   2.9     Section 3.1.2.2.  Section 3.1.2.2 is amended by deleting all references to "Distributor,"
                           ---------------
other than the first reference in the Section.

                   2.10    Sections 3.1.3, 3.3 and 3.6.  The third sentence in Sections 3.1.3 and 3.3 and the fourth
                           ---------------------------
sentence in Section 3.6 are amended by deleting the words "one-half (1/2) of" and by replacing the word "may" with the
                                                           --------------
word "will."

                   2.11    Section 3.2.  Section 3.2 is amended by deleting the words "United States or California."
                           -----------

                   2.12    Section 3.5.  Section 3.5 is amended by replacing the words "thirtieth (30th)" with the words
                           -----------
"forty-fifth (45th)."

                   2.13    Section 4.2.  Section 4.2 is amended by adding the following sentence at the end thereof:
                           -----------
"In the event of such notice, if RSA has made arrangements for continuing maintenance services to be provided generally to its other licensees, RSA will make such arrangements available to OEM."

                   2.14    Section 4.4.2.  Section 4.4.2 is amended by adding the following words after the word
                           -------------
"practicable" in the fourth to last line:  "...after receipt of such report."

                   2.15    Section 6.4.1.  Section 6.4.1 is amended by deleting the word "or" at the end of subpart
                           -------------
(iii) and by adding the language "...; (v) is independently developed by employees of OEM who have not had access to the
RSA Source Code or the Know-How; or (vi) consists solely of the RSA Object Code and the User Manual sublicensed or otherwise distributed in accordance with this Agreement" before the period at the end of subpart (iv).

                   2.16    Section 6.7.  Section 6.7 is amended by adding the words "(OTHER THAN LIABILITY ATTRIBUTABLE
                           -----------
TO THE UNMODIFIED RSA SOFTWARE)" after the word "DISTRIBUTORS" in the twelfth line.

                   2.17    Section 7.3.1.  Section 7.3.1 is amended by adding the word "..., trademark" after the word
                           -------------
"copyright" in the sixth and seventh lines, by deleting the words "in the field of cryptography" in the sixth line and by adding the words "...Licensee Seal, unmodified..." after the words "by the unmodified" in the seventh line.  Section
7.3.1 is further amended by inserting the words "...or the Licensee Seal" after the words "Licensed Software" in the tenth line and by inserting the words "...or the unmodified Licensee Seal..." after the words "Licensed Software" in the twentieth line thereof.

                   2.18    Section 7.3.2.  Section 7.3.2 is amended by adding the words "... or Licensee Seal, as
                           -------------
applicable, ..." after the words "Licensed Software" in both the fourth and fifth lines.

                   2.19    Section 7.4.2.  Section 7.4.2 is deleted in its entirety.  Section 7.4.3 is renumbered
                           -------------
accordingly.

                   2.20    Section 8.1.  Section 8.1 is amended by adding the following language at the beginning of the
                           -----------
second sentence: "Unless a perpetual term is specified in the applicable License/Product Schedule, ...."

                   2.21    Section 9.1.  Section 9.1 is amended by deleting the last two sentences.
                           -----------

                   2.22    Section 9.7.  Section 9.7 is amended by inserting the following before the last paragraph
                           -----------
thereof:





                                                                         39567.6

Exhibit "C"
Page 3



                   2.22 Section 9.7. Section 9.7 is amended by inserting the following before the last paragraph thereof:

                   If to OEM with a copy to:

                   Michael J. Bevilacqua
                   Hale and Dorr
                   60 State Street
                   Boston, MA  02109

                   2.23    Section 9.2.  The first two sentences of Section 9.2 are replaced in their entirety with the
                           -----------
following:

                   Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto.  This Agreement shall not be assignable by OEM, by operation of law or otherwise, without the prior written consent of RSA, which shall not be unreasonably withheld; provided, however, that
                   RSA's consent shall not be required (if RSA is given prompt notice) for an assignment of this Agreement resulting from a merger, reorganization, reincorporation or other acquisition of OEM or from a buyout of the Bundled Product line, so long as the acquiror is creditworthy and is not a direct competitor of
                   RSA's, and so long as such assignment would not have a material adverse economic impact on RSA's business.

         3.        Effect of Amendment.  This Exhibit "C" is an amendment to the Agreement.  Except as expressly amended
                   -------------------
above, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Exhibit "C" as of the date set forth above.

            OEM:

            SPYGLASS, INC.                                                  RSA DATA SECURITY, INC.



            By:  /s/ Douglas P. Colbeth                                     By:  /s/ D. James Bidzos
                 --------------------------------------------------              --------------------------------------------------

            Printed Name:. Douglas P. Colbeth                               Printed Name: D. James Bidzos
                          -----------------------------------------                       -----------------------------------------

            Title:  President and CEO                                       Title:  President
                 --------------------------------------------------                ------------------------------------------------






                                  EXHIBIT "D"

                  LIST OF APPROVED COUNTRIES FOR SUBLICENSING




                                  Abu Dhabi                                                   Kuwait
                                  Argentina                                                   Liechtenstein
                                  Australia                                                   Luxembourg
                                  Austria                                                     Malaysia
                                  Belgium                                                     Mexico
                                  Bolivia                                                     Netherlands
                                  Brazil                                                      New Zealand
                                  Canada                                                      Norway
                                  Chile                                                       Panama
                                  Colombia                                                    Paraguay
                                  Costa Rosa                                                  Peru
                                  Denmark                                                     Philippines
                                  Ecuador                                                     Portugal
                                  Finland                                                     Saudi Arabia
                                  France                                                      Singapore
                                  Germany                                                     South Africa
                                  Greece                                                      Spain
                                  Hong Kong                                                   Sweden
                                  India                                                       Switzerland
                                  Indonesia                                                   Taiwan
                                  Ireland                                                     Turkey
                                  Israel                                                      United Kingdom
                                  Italy                                                       United States
                                  Japan                                                       Uruguay
                                  Korea (South)                                               Venezuela


